SUPPLEMENT

DATED MAY 5, 2015 TO

THE HARTFORD INFLATION PLUS FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

Effective May 6, 2015, Joseph F. Marvan is replacing Lindsay T. Politi as portfolio manager of The Hartford Inflation Plus Fund (the “Fund”).  As a result of this change, the Fund’s summary prospectus is being revised as follows:

Under the heading “MANAGEMENT,” the reference to Ms. Politi is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7225	May 2015

SUPPLEMENT

DATED MAY 5, 2015 TO

THE HARTFORD INFLATION PLUS FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS

DATED MARCH 1, 2015

Effective May 6, 2015, Joseph F. Marvan is replacing Lindsay T. Politi as portfolio manager of The Hartford Inflation Plus Fund (the “Fund”).  As a result of this change, the Fund’s prospectus is being revised as follows:

1.                                      Under the heading “SUMMARY SECTION — MANAGEMENT,” the reference to Ms. Politi is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

2.                                      Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Manager,” the reference to Ms. Politi is deleted in its entirety and replaced with the following:

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.

This Supplement should be retained with your Prospectus for future reference.

HV-7226	May 2015